1 William Blair 44th Annual Growth Stock Conference June 5, 2024

2 Forward-Looking Statements This presentation contains forward-looking statements that express the Company’s opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results that include, but are not limited to: 2024 financial guidance and other projections and forecasts. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in filings with the Securities and Exchange Commission (“SEC”), including those under “Risk Factors” therein. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Forward-looking statements speak only as of the date made. The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Use of Non-GAAP Financial Information In order to provide investors with greater insight, promote transparency and allow for a more comprehensive understanding of the information used by management in its financial and operational decision-making, the Company supplements its condensed consolidated financial statements presented on a GAAP basis herein with certain non-GAAP financial information, including: Care Margin; Platform Contribution; Platform Contribution margin; Adjusted EBITDA; Adjusted EBITDA margin; Adjusted Net Income; Free Cash Flow and Net Cash Position. Reconciliations of these non-GAAP measures to their most directly comparable GAAP measures are included in the financial schedules in the Appendix of this presentation, as well as in the Company’s quarterly financial press releases and related Form 8-K filings with the SEC. This information can be accessed for free by visiting www.priviahealth.com or www.sec.gov. Management has not reconciled forward-looking non-GAAP measures to its most directly comparable GAAP measure of Gross Profit, Operating Income, Net Income, and Net cash provided by operating activities. This is because the Company cannot predict with reasonable certainty and without unreasonable efforts the ultimate outcome of certain GAAP components of such reconciliations due to market-related assumptions that are not within our control as well as certain legal or advisory costs, tax costs or other costs that may arise. For these reasons, management is unable to assess the probable significance of the unavailable information, which could materially impact the amount of the future directly comparable GAAP measures. Disclaimer

3 Privia Health: Unique Physician Alignment Model Scaled Platform All Specialties All Patients Multiple Growth Drivers Large Addressable Market Proven Unit Economics Highly Profitable Capital Efficient All Reimbursements Fee-for-Service Value-Based Care All Payers

4 Consistent, Replicable Strategy Across all Geographies Enter Market  Single-TIN medical group  Risk-bearing entity  Technology stack  Services platform  Physician-led governance Organize Providers  Community physicians  Health systems  Clinically Integrated Networks (CINs)  Independent Physician Associations (IPAs) Drive Growth & Profitability  Same-store growth  Fee-For-Service  Value-Based Care  Ancillary services  Expense optimization Transition at Scale to Value & Risk  Commercial MSSP Medicare / MA Medicaid

5 Mid-Atlantic: 5x Implemented Provider Growth in 10 Years 20242014

6 Georgia: 13x Implemented Provider Growth in 9 Years 20242015

7 Texas: 3x Implemented Provider Growth in 7 Years 20242016

Building One of the Largest Primary Care-Centric Delivery Networks


Washington
Montana
California
Ohio
Connecticut
Mid-Atlantic
Tennessee
North Carolina
South Carolina
Georgia
Florida
North Texas
West Texas
Gulf Coast

13
States (plus D.C.)

1,100+
Care Center Locations

4,359
Implemented Providers
(Excludes 1,350 Privia Care Partners' providers)

50+
Specialties on Platform

4.9M+
Patients

1.14M
Attributed Lives
(Includes ~200K Privia Care Partners' lives)

85
Patient NPS

98%+
Gross Provider Retention*

PRIVIA HEALTH

* 2023 gross provider retention.

8

9 Enhanced fee-for-service contracts Delivering Demonstrable Value to Our Providers and Payers ✔ Large community-based, multi-specialty care delivery networks✔ Expense savings✔ Ability to perform across the spectrum of value-based care models “at-scale”✔ Collections improvement through robust revenue cycle management✔ Flexible value-based care strategy by geography as demographics evolve over time✔ Enhanced provider productivity ✔ Multi-year strategy to help community providers succeed and remain autonomous✔ Incremental value-based care revenue✔ Generating significant savings across populations: Commercial, Medicare and Medicaid ✔Organic same store practice growth✔ Value to Providers Value to Payers

10 Case Study: Driving Performance for Physician Group Practice Background: — 35 Providers - 24 MDs, 11 APPs — VBC Attribution: ~2,600 MSSP Lives and ~640 MA lives Privia Impact: — Focused approach to: (1) optimize operations, (2) grow providers, and (3) enhance profitability ● 180% increase in annual FFS collections ● 89% increase in provider base ● Reorientation towards VBC, increasing cash performance distributions ● Improvements in revenue per wRVU (+54%), revenue cycle metrics, patient volume & panel size

11 Comprehensive Tech and Services Platform for All Providers Holistic solution eliminates need for providers to buy & integrate 30+ point solutions Significantly reduces administrative burden on providers, enabling them to focus on patient care

12 Methodical Process Helps Providers Move Towards Value Practice Fundamentals Stabilize the practice to create a successful base Enhanced Experience Upgrade the patient experience Fundamentals of Value Execute on fundamentals of value-based care Comprehensive Care Take greater responsibility for the totality of patient care Advanced Risk Model Redesign practice to succeed in mature value models 2 43 51 ▪ EHR & Patient Portal ▪ Revenue Cycle ▪ Payer Contracting ▪ Performance Mgmt. ▪ Reporting ▪ Practice Websites ▪ Online Scheduling ▪ Virtual Visits ▪ Patient Outreach ▪ Satisfaction Surveys ▪ Membership ▪ Quality ▪ Clinical Documentation ▪ POD Engagement ▪ Performance Reports ▪ Expanded Access ▪ Care Coordination ▪ Network Management ▪ Clinical Programs ▪ Social Determinants ▪ Capitation ▪ Risk Positioning ▪ Delegated Services ▪ Network Contracting ▪ Home Care

13 Diversified Value-Based Platform Across Reimbursement Models 1 100+ VBC Contracts 1.14 Million Total Attributed Lives 458K Government Lives 685K Commercial Lives 171K Medicare Advantage Lives 197K MSSP Lives 90K Medicaid Lives 1 All data estimated as of March 31, 2024. Any slight variations in totals due to rounding. • 77% in Enhanced Track with downside risk • 76% Upside Only • 15% Upside / Downside • 9% Capitation • 68% Upside Only • 32% Upside / Downside • 100% Upside Only

14 Privia Has Extensive Experience in Managing Risk “It’s Called Risk for a Reason” 1 All data estimated as of January 1, 2024. For illustrative purposes only.

15 Proven Unit Economics at Scale

16 Consistent Financial Performance* Implemented Providers (as of year end) Attributed Lives (‘000s, as of year end) Platform Contribution ($mm)Care Margin ($mm) Practice Collections ($bn) Adjusted EBITDA ($mm) % Practice Collections 6% 6% 6% 7% 6% 6% % Care Margin 44% 42% 44% 45% 49% 48% 1% 2% 2% 3% 3% 3% 7% 11% 16% 17% 20% 20%* CAGR from 2018 to 2023

17 Strong Balance Sheet and Capital Position At 3.31.24 At 3.31.23 Cash and cash equivalents $ 351.1 $ 311.2 Less: Debt -- -- Net cash position $ 351.1 $ 311.2 ● $351.1M in net cash and no debt as of 3.31.24 ● $125M revolving loan facility available and undrawn as of 3.31.24 ● Expect ~80% of FY’24 Adjusted EBITDA to convert to Free Cash Flow 1 ● Capital expenditures expected to be less than $1 million 1 Full-year Free Cash Flow is defined as Net cash provided by operating activities less capital expenditures (Purchases of property and equipment).

18 APPENDIX

19 1Q’24 Performance 1 Implemented Providers (as of end of period) Attributed Lives (‘000s, as of end of period)1 Platform Contribution ($mm)Care Margin ($mm) Practice Collections ($mm) % Practice Collections 6.3% 6.1% % Care Margin 49.3% 47.2% Adjusted EBITDA ($mm) 1 Solid bar represents government lives and shaded bar represents commercial lives. Any slight variations in calculations due to rounding. For reconciliations of Care Margin to Gross Profit, Platform Contribution to Gross Profit, and Adjusted EBITDA to Net Income, please see the Appendix. % Practice Collections 2.6% 2.7% % Care Margin 20.7% 21.0% +7.4%+10.2%+17.3% +13.0% +8.1% +18.1%

20 Privia Health: Economic Model 1 1 2 3 4 4 Practice Collections Collections from Non- Owned Medical Groups GAAP Revenue Provider Expense Care Margin Cost of Platform Platform Contribution Sales and Marketing G&A Adjusted EBITDA 1 Practice Collections: FFS collections and VBC payments (care management PMPMs and shared savings) across all markets and all payer contracts Provider Expense: a. Medical costs b. Physician and provider payments c. Provider share of surplus in VBC contracts d. Cost to build and operate care center locations Cost of Platform: Privia direct operating costs to support all FFS and VBC operations Sales and Marketing, G&A: Sales and marketing, technology platform development and corporate G&A costs 2 3 4 1 The chart above is for illustrative purposes only and does not reflect either historical or future financial performance.

21 Reconciliation of Gross Profit to Care Margin l

22 Reconciliation of Gross Profit to Platform Contribution m

23 Reconciliation of Net Income to Adjusted EBITDA n

24 Reconciliation of Net Income to Adjusted Net Income Per Share o

25 Thank You! PriviaHealth.com Contact: Robert P. Borchert SVP, Investor & Corporate Communications robert.borchert@priviahealth.com Phone: 817.783.4841